UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

EVOQUA WATER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 772-0044

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, Evoqua Water Technologies Corp., a Delaware corporation (the “Company” or “Evoqua”), entered into amended and restated employment agreements (each, an “A&R Employment Agreement,” and collectively, the “A&R Employment Agreements”) with its executive officers, including: Ron C. Keating (President and Chief Executive Officer), Benedict J. Stas (Executive Vice President, Chief Financial Officer and Treasurer), Rodney O. Aulick (Executive Vice President, Integrated Solutions and Services Segment President), Hervé P. Fages (Executive Vice President, Applied Product Technologies Segment President), and Vincent Grieco (Executive Vice President, General Counsel and Secretary) (each, an “Officer,” and collectively, the “Officers”).

The A&R Employment Agreements provide, among other things, for certain modifications to the terms of the Officers’ employment agreements including: (i) increasing the severance benefits payable to Messrs. Aulick, Fages, and Grieco in the event of a qualifying termination without cause or for good reason on or within two years of a change in control of the Company to include (A) a cash severance payment equal to two times the sum of such Officer’s then-current base salary plus target annual cash bonus opportunity and (B) full vesting of their respective outstanding equity awards (with any performance awards vesting at 100% of target); (ii) providing that each Officer will be able to exercise his respective stock options until the earlier of one year from the date of employment termination or the applicable stock option expiration date; and (iii) providing that the Company will reimburse each Officer for any costs and expenses reasonably incurred by him in disputing any issue under his A&R Employment Agreement.

The foregoing descriptions of the A&R Employment Agreements are not complete and are qualified in their entirety by reference to the A&R Employment Agreements, which the Company intends to file as exhibits to the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2023.

Additional Information and Where to Find It

In connection with the proposed transaction with Xylem Inc. (“Xylem”), Xylem intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Xylem and Evoqua that also constitutes a prospectus of Xylem. Each of Xylem and Evoqua also plan to file other relevant documents with the SEC regarding the proposed transaction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of Xylem and stockholders of Evoqua. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about Xylem and Evoqua, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Xylem will be available free of charge on Xylem’s website at www.xylem.com or by contacting Xylem’s Investor Relations Department by email at andrea.vanderberg@xylem.com or by phone at +1 (914) 260-8612. Copies of the documents filed with the SEC by Evoqua will be available free of charge on Evoqua’s internet website at www.evoqua.com or by contacting Evoqua Water Technologies Corp., 210 Sixth Avenue, Suite 3300, Pittsburgh, PA 15222, ATTN: General Counsel and Secretary.

Participants in the Solicitation

Xylem, Evoqua and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Xylem is set forth in Xylem’s proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on March 29, 2022, and Xylem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023. Information about the directors and executive officers of Evoqua is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 23, 2022, and Evoqua’s Annual Report on Form 10-K for the fiscal year ended

September 30, 2022, which was filed with the SEC on November 16, 2022. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Xylem or Evoqua using the sources indicated above.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2023		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas

Executive Vice President, Chief Financial Officer and Treasurer